UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2016
________________________________________________

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Wolverine World Wide, Inc. (the “Company”) is filing this Current Report on Form 8-K ("the “8-K”) to provide its historical financial results by reportable segment for fiscal years 2013, 2014 and 2015 to reflect the organizational changes occurring during the first quarter of fiscal 2016.

During the first quarter of fiscal 2016, the Company’s portfolio of brands was realigned into four operating segments, which the Company has determined to be reportable operating segments. The Company began to report under the new structure effective with the filing of its Quarterly Report on Form 10-Q for the 12 weeks ended March 26, 2016.

During the first quarter of fiscal 2016, the Company adopted new accounting guidance regarding the simplification of the presentation of debt issuance costs. This newly issued accounting guidance requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct reduction from the carrying amount of that debt liability. Adoption of this new guidance results only in changes to the presentation of certain notes in the financial statement and reclassification of certain financial statement line items in the consolidated balance sheets. The Company began to report under the new accounting guidance effective with the filing of its Quarterly Report on Form 10-Q for the 12 weeks ended March 26, 2016.

This Current Report on Form 8-K (this “Form 8-K”) updates and supersedes the information in Items 1, 7 and 8 on Form 10-K for the year ended January 2, 2016 (the “2015 10-K”) to reflect retrospective application of the new segments and reclassified historical results to conform to the new presentation and the retrospective application of the new accounting guidance regarding the change in accounting for debt issuance costs for all periods presented. These adjustments had no impact on net income, comprehensive income, cash flows or equity.

Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after March 1, 2016, the date the Company filed the 2015 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2015 Form 10-K, please refer to the Company’s Securities and Exchange Commission (“SEC”) filings since that date. In the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 26, 2016 and June 18, 2016, the Company adjusted the unaudited consolidated financial statements for the 12 weeks ended March 28, 2015 and for the 12 and 24 weeks ended June 20, 2015 to reflect the retrospective application of the Company’s new segments and adjusted the March 28, 2015 and June 20, 2015 unaudited consolidated balance sheets for the adoption of the new accounting guidance. Accordingly, The Company is filing this Form 8-K so that the annual financial statement information for years prior to January 3, 2016 incorporated by reference in any document that the Company has filed or may file from time to time with the SEC would reflect the Company’s realigned operating segments and adoption of the new accounting guidance.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

23.1	Consent of Ernst & Young LLP.

99.1
Items from Wolverine World Wide, Inc. Annual Report on Form 10-K for the year ended January 2, 2016, revised to reflect recast segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2016	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

23.1	Consent of Ernst & Young LLP.

99.1
Items from Wolverine World Wide, Inc. Annual Report on Form 10-K for the year ended January 2, 2016, revised to reflect recast segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

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